Fidelity®

Magellan®

Fund

Annual Report

March 31, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, the Federal Reserve Board or any other agency, and are subject to investment risks, including the possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Developments in Iraq significantly influenced the financial markets in the first quarter of 2003. War concerns pressured stocks in January and February. Then, after the coalition's opening salvo, stocks rose on hopes for a quick end to the hostilities. However, they soon dropped again as investors feared the battle could be more protracted than expected. Meanwhile, investment-grade bonds posted steady, if unspectacular, returns, and high-yield bonds jumped sharply higher.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended March 31, 2003	Past 1 year	Past 5 years	Past 10 years
Fidelity ® Magellan ®	-24.65%	-13.78%	114.69%
Fidelity Magellan (incl. 3.00% sales charge)	-26.91%	-16.36%	108.25%
S&P 500 ®	-24.76%	-17.47%	126.73%
Growth Funds Average	-26.08%	-19.40%	96.15%
Large Cap Core Funds Average	-25.78%	-21.83%	93.25%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index (S&P 500®) - a market capitalization-weighted index of common stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended March 31, 2003	Past 1 year	Past 5 years	Past 10 years
Fidelity Magellan	-24.65%	-2.92%	7.94%
Fidelity Magellan (incl. 3.00% sales charge)	-26.91%	-3.51%	7.61%
S&P 500	-24.76%	-3.77%	8.53%
Growth Funds Average	-26.08%	-4.63%	6.52%
Large Cap Core Funds Average	-25.78%	-5.00%	6.67%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Magellan® Fund on March 31, 1993, and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Most U.S. stocks faced a considerable amount of pressure from investors due to a variety of negative factors during the 12 months ending March 31, 2003. Among the issues weighing on the market were slow and uneven domestic economic growth, widespread corporate earnings weakness, rising energy prices, corporate accounting scandals and other executive misconduct, escalating concerns about military conflicts in Iraq and Afghanistan, and fears of terrorism amid a new era of national security. For many investors, these developments overshadowed efforts by the federal government to jump-start the economy. The Federal Reserve Board reduced interest rates to 41-year lows in November 2002, in an effort to make borrowing more attractive for companies considering expansion. For their part, companies generally cut costs dramatically in restructuring moves to increase profitability. However, these efforts generally did little to sway investors' concerns about the weak business conditions present in many industries, and several of the market's major indexes declined sharply. The Standard & Poor's 500SM Index, a benchmark of 500 larger companies, was down 24.76%. The Dow Jones Industrial AverageSM fell 21.41%. The tech-heavy NASDAQ Composite® Index dropped 26.99%, and the Russell 2000® Index, a benchmark of smaller companies, declined 26.96%.

(Portfolio Manager photograph)
An interview with Robert Stansky, Portfolio Manager of Fidelity Magellan Fund

Q. Bob, how did the fund perform?

A. I'm sure that most of the fund's shareholders are well aware of just how tough the past 12 months have been. In absolute terms, the bear market persisted and the fund declined. In relative terms, Magellan performed about in line with its benchmark, the Standard & Poor's 500 Index, and finished ahead of its peer group average. During the 12 months ending March 31, 2003, the fund had a total return of -24.65%. In comparison, the S&P 500 returned -24.76%, while the average return of the fund's peers - the growth funds average tracked by Lipper Inc. - declined 26.08%.

Q. But it seems like the market has rebounded - at least somewhat - recently . . .

A. That's true. If you split the past
12 months, the latter half was much better than the former. In fact, the fund is up more than 4% for the six months ending March 31, 2003. Last fall, I talked about how steadily softening corporate earnings - due to a variety of factors - was the impetus for steadily declining stock prices. Since then, it hasn't felt to me that much has changed in terms of the business prospects of U.S. companies, yet we ended up with higher stock prices than we had six months ago. It appears that much of the more recent market action has been driven by the events in Iraq and investors' hopes that - once the war has concluded - the U.S. will be in a favorable position to emerge from its recession and resume a pattern of growth. The reality in my mind at this point, however, is that such a scenario is questionable, at least in the near term.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What sector or stocks led the charge since the last shareholder report six months ago?

A. Technology and telecommunication services rebounded quite sharply from their lows last fall, although both remained among the weakest sector performers for the full 12-month period. The fact that the fund was underweighted in these two sectors relative to the S&P 500 detracted from its performance against the benchmark over the past six months, but helped over the full-year period. Specifically, the fund was underweighted in some of the key large-cap tech stocks such as IBM, Hewlett-Packard and Oracle that generally performed well through the winter. However, an overweighting in Internet stock Yahoo! boosted performance more recently. Broadly speaking, I continued to maintain the fund's underweighting in technology because there continued to be a dearth of spending on new technology by U.S. companies and consumers that would stimulate the earnings of tech companies.

Q. The fund's largest sector position - comprising nearly a quarter of its assets at the end of the period - was financials. How did they fare?

A. Quite well. The fund was overweighted in financial stocks during the past six months. That helped performance relative to the S&P 500 since the end of September though it slightly detracted from relative returns over the trailing 12 months. For example, the fund held nearly twice as large a stake in Citigroup as the index. The company was a strong contributor to the fund's performance as the environment of generally rising stock prices benefited the firm due to its large business exposure to U.S. capital markets. Similarly, the fund maintained positions in a number of brokerage firms that did well for the same reason. The fund's large position in these types of financial firms is one of two key ways I've positioned the fund for a market upturn. When the market rises after being down, these firms historically have tended to play a leading role.

Q. What's the second way in which the fund has been positioned for a rebound?

A. By virtue of a significant stake in media-related firms such as Viacom. My thinking here was that as the U.S. emerges from recession, which is obviously a difficult inflection point to predict, companies are going to be asking themselves, "What types of new products can we put in front of people that will entice them to buy?" I believe that advertising is going to be a key part of that strategy. In hindsight, however, I was early. Over the past six months, the war and a continued soft economy led to a pretty dramatic reduction in corporate advertising. That hurt the earnings of firms such as Viacom, a stock in which the fund was significantly overweighted.

Annual Report

Q. What other sectors and stocks impacted performance over the past six months?

A. An overweighting in consumer discretionary stocks versus the S&P 500 helped performance. For example, specialty retailer Staples' earnings benefited from a new focus on small business customers. Underweighting the industrials sector benefited performance as well. The fund avoided - or held relatively small positions in - national defense-related stocks such as Boeing, General Dynamics and Northrop Grumman, whose earnings were under pressure in recent months. Finally, the fund had mixed results in the consumer staples sector. Being underweighted in the group helped the fund's returns over the past six months as many of these traditionally defensive stocks lagged in the market rally. That said, a couple of stocks in which the fund had outsized positions relative to the index - Altria Group and Kraft Foods - hurt performance as earnings outlooks for these companies deteriorated.

Q. The fund's stake in health care - which represented 15.7% of the fund's assets at the end of the period - has grown over the past six months. What's behind that?

A. The sector, which is traditionally thought of as a defensive play, has had pockets of weakness during this multi-year bear market largely due to disappointing product sales. However, the sector broadly, and pharmaceuticals companies specifically, finally showed some signs of life over the past six months. For example, Merck - which had reached an attractively low valuation - rebounded on the strength of better earnings reports. UnitedHealth Group - which had been a relatively strong performer throughout the bear market - continued to report strong earnings, which led to considerable stock price appreciation, as it increased premiums to help offset higher medical costs.

Q. Bob, what's your outlook for the next six months?

A. If the economy is on the road to recovery, it's not evident to me at this point. That said, I can envision a scenario in which individuals and companies do step up their purchasing plans as we move into the latter part of this year and into 2004. As always, the direction of the economy in the near term is a tough call. Should things improve and the market pick up, I have the fund offensively positioned in certain key areas such as financials and media stocks, as I described earlier. Beyond that, there are a number of stocks in the portfolio across several sectors that have depressed price-to-earnings (P/E) ratios, where I believe there may be some room for P/E expansion should their businesses show improvement. The extent to which many of these companies can meet, and preferably beat, earnings expectations in a soft economy will go a long way toward determining whether more people will begin to believe in the viability of their long-term growth rates.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to increase the value of the fund's shares by investing primarily in common stocks

Fund number: 021

Trading symbol: FMAGX

Start date: May 2, 1963

Size: as of March 31, 2003, more than $54.1 billion

Manager: Robert Stansky, since 1996; manager, Fidelity Growth Company Fund and Fidelity Advisor Equity Growth Fund, 1987-1996; Fidelity Emerging Growth Fund 1990-
1991; Fidelity Select Defense and Aerospace Portfolio 1984-1987; joined Fidelity in 1983

3

Bob Stansky on creating consumer demand:

"These days, a popular question for investors is, ´Once the war in Iraq is over, are people going to buy?' This is very relevant to me, as recent economic data has shown that consumer spending - which was a pillar of the economy for so long - is showing signs of fatigue. I believe that, in large part, this environment places the onus on U.S. companies to create products that people are going to want to buy, price them fairly, and market them effectively. It may seem simple in concept, but it's plenty difficult in execution.

"For example, some of the auto makers are talking about implementing dramatic pricing incentives such as rebates to stimulate sales. I don't think rebates alone are going to work over the long run. Auto manufacturers - and other companies that market to consumers - are going to have to come up with new and innovative products that people are going to want to buy, and they're going to have to get them in front of people in an appealing way. I believe that advertising will become more important as a key component of that strategy in the months ahead."

Annual Report

Investment Changes

Top Ten Stocks as of March 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Citigroup, Inc.	4.0	3.6
General Electric Co.	3.5	4.0
Viacom, Inc. Class B (non-vtg.)	3.3	3.5
Microsoft Corp.	3.2	3.3
American International Group, Inc.	3.1	3.4
Pfizer, Inc.	2.8	2.6
Exxon Mobil Corp.	2.4	2.5
Wal-Mart Stores, Inc.	2.4	2.9
Merck & Co., Inc.	2.3	1.5
Fannie Mae	2.3	1.9
	29.3
Top Five Market Sectors as of March 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.3	24.4
Consumer Discretionary	18.5	18.6
Health Care	15.7	13.2
Information Technology	11.2	10.1
Energy	7.8	8.6
Asset Allocation (% of fund's net assets)
As of March 31, 2003 *		As of September 30, 2002 **
	Stocks 96.2%		Stocks 96.0%
	Short-Term Investments and Net Other Assets 3.8%		Short-Term Investments and Net Other Assets 4.0%
* Foreign investments	1.8%	** Foreign investments	2.5%

Annual Report

Investments March 31, 2003

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 18.5%
Hotels, Restaurants & Leisure - 0.5%
Extended Stay America, Inc. (a)(c)	5,859,603	$ 59,182
McDonald's Corp.	4,247,400	61,417
Park Place Entertainment Corp. (a)	4,029,200	28,688
Starwood Hotels & Resorts Worldwide, Inc. unit	4,673,827	111,190
		260,477
Household Durables - 0.3%
Black & Decker Corp.	1,200,000	41,832
Centex Corp.	600,000	32,616
Leggett & Platt, Inc.	6,100,000	111,508
		185,956
Internet & Catalog Retail - 0.2%
Amazon.com, Inc. (a)	2,000,000	52,060
USA Interactive (a)	1,500,000	40,185
		92,245
Media - 8.8%
AOL Time Warner, Inc. (a)	41,986,854	455,977
Clear Channel Communications, Inc. (a)	18,732,854	635,418
Comcast Corp.:
Class A (a)	10,856,359	310,383
Class A (special) (a)	9,236,600	253,914
Cox Communications, Inc. Class A (a)	4,339,400	134,999
EchoStar Communications Corp. Class A (a)	2,400,000	69,312
Fox Entertainment Group, Inc. Class A (a)	3,800,000	101,346
Gannett Co., Inc.	1,692,300	119,189
Liberty Media Corp. Class A (a)	3,000,000	29,190
McGraw-Hill Companies, Inc.	2,526,000	140,420
News Corp. Ltd. ADR	3,900,000	101,010
Omnicom Group, Inc.	3,401,576	184,263
Tribune Co.	1,733,922	78,044
Univision Communications, Inc. Class A (a)	2,090,000	51,226
Viacom, Inc. Class B (non-vtg.) (a)	48,759,937	1,780,713
Walt Disney Co.	19,101,500	325,108
		4,770,512
Multiline Retail - 3.4%
Federated Department Stores, Inc. (a)	1,447,300	40,553
Kohl's Corp. (a)	3,400,000	192,372
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
Target Corp.	9,900,000	$ 289,674
Wal-Mart Stores, Inc.	24,787,840	1,289,711
		1,812,310
Specialty Retail - 4.6%
AutoNation, Inc. (a)	7,930,427	101,113
Best Buy Co., Inc. (a)	10,398,900	280,458
Gap, Inc.	4,229,300	61,283
Home Depot, Inc.	28,862,500	703,091
Limited Brands, Inc.	9,800,000	126,126
Lowe's Companies, Inc.	15,615,000	637,404
Office Depot, Inc. (a)	11,643,800	137,746
PETsMART, Inc. (a)	1,217,000	15,334
Staples, Inc. (a)	16,500,000	302,445
Tiffany & Co., Inc.	500,000	12,500
TJX Companies, Inc.	6,900,000	121,440
Williams-Sonoma, Inc. (a)	500,000	10,900
		2,509,840
Textiles Apparel & Luxury Goods - 0.7%
Coach, Inc. (a)	700,000	26,831
Liz Claiborne, Inc.	5,095,600	157,556
NIKE, Inc. Class B	3,398,500	174,751
		359,138
TOTAL CONSUMER DISCRETIONARY		9,990,478
CONSUMER STAPLES - 7.4%
Beverages - 2.4%
PepsiCo, Inc.	13,224,700	528,988
The Coca-Cola Co.	19,966,100	808,228
		1,337,216
Food & Drug Retailing - 0.6%
CVS Corp.	12,348,686	294,516
Safeway, Inc. (a)	614,000	11,623
Sysco Corp.	500,000	12,720
		318,859
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Food Products - 0.2%
Kraft Foods, Inc. Class A	3,255,400	$ 91,802
Household Products - 2.1%
Colgate-Palmolive Co.	3,979,700	216,655
Kimberly-Clark Corp.	4,900,000	222,754
Procter & Gamble Co.	8,100,000	721,305
		1,160,714
Personal Products - 1.0%
Avon Products, Inc.	2,546,000	145,249
Gillette Co.	12,606,200	390,036
		535,285
Tobacco - 1.1%
Altria Group, Inc.	19,416,400	581,715
TOTAL CONSUMER STAPLES		4,025,591
ENERGY - 7.8%
Energy Equipment & Services - 2.0%
Baker Hughes, Inc.	7,221,000	216,125
BJ Services Co. (a)	500,000	17,195
Cooper Cameron Corp. (a)	1,795,500	88,895
Halliburton Co.	10,499,600	217,657
Nabors Industries Ltd. (a)	1,200,000	47,844
Noble Corp. (a)	300,000	9,426
Schlumberger Ltd. (NY Shares)	9,388,100	356,842
Smith International, Inc. (a)	278,600	9,815
Transocean, Inc.	1,512,563	30,932
Weatherford International Ltd. (a)	1,520,000	57,410
		1,052,141
Oil & Gas - 5.8%
Anadarko Petroleum Corp.	3,910,000	177,905
Apache Corp.	2,251,605	139,014
BP PLC sponsored ADR	4,368,842	168,594
Burlington Resources, Inc.	2,265,925	108,107
ChevronTexaco Corp.	12,900,000	833,985
ConocoPhillips	4,752,059	254,710
Devon Energy Corp.	721,600	34,796
EnCana Corp.	400,000	13,013
Exxon Mobil Corp.	37,710,336	1,317,976
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - continued
Occidental Petroleum Corp.	3,021,400	$ 90,521
Shell Transport & Trading Co. PLC (Reg.)	3,200,000	19,317
		3,157,938
TOTAL ENERGY		4,210,079
FINANCIALS - 23.3%
Banks - 6.3%
Bank of America Corp.	17,601,954	1,176,515
Bank of New York Co., Inc.	4,604,400	94,390
Bank One Corp.	11,426,900	395,599
Fifth Third Bancorp	1,550,000	77,717
FleetBoston Financial Corp.	9,400,783	224,491
Synovus Financial Corp.	4,059,775	72,629
U.S. Bancorp, Delaware	7,110,674	134,961
Wachovia Corp.	13,822,994	470,949
Wells Fargo & Co.	17,155,000	771,803
		3,419,054
Diversified Financials - 12.1%
American Express Co.	16,183,300	537,771
Charles Schwab Corp.	5,425,000	39,169
Citigroup, Inc.	63,255,653	2,179,156
Fannie Mae	18,851,900	1,231,972
Freddie Mac	15,011,600	797,116
Goldman Sachs Group, Inc.	6,448,500	439,014
J.P. Morgan Chase & Co.	11,383,100	269,893
Lehman Brothers Holdings, Inc.	1,100,000	63,525
MBNA Corp.	9,699,950	145,984
Merrill Lynch & Co., Inc.	7,492,900	265,249
Morgan Stanley	15,550,970	596,380
Principal Financial Group, Inc.	663,800	18,016
		6,583,245
Insurance - 4.6%
ACE Ltd.	1,000,000	28,950
AFLAC, Inc.	5,497,000	176,179
Allstate Corp.	2,500,000	82,925
American International Group, Inc.	34,158,570	1,689,141
Berkshire Hathaway, Inc. Class A (a)	557	35,537
Hartford Financial Services Group, Inc.	1,900,000	67,051
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
MetLife, Inc.	5,000,000	$ 131,900
Travelers Property Casualty Corp.:
Class A	10,184,131	143,494
Class B	5,925,605	83,610
W.R. Berkley Corp.	750,000	32,138
XL Capital Ltd. Class A	300,000	21,234
		2,492,159
Real Estate - 0.3%
Equity Office Properties Trust	3,186,400	81,094
Equity Residential (SBI)	2,543,000	61,210
		142,304
TOTAL FINANCIALS		12,636,762
HEALTH CARE - 15.7%
Biotechnology - 0.6%
Amgen, Inc. (a)	437,230	25,163
Biogen, Inc. (a)	1,300,000	38,948
Charles River Laboratories International, Inc. (a)	1,550,600	39,571
Genzyme Corp. - General Division (a)	1,300,000	47,385
Gilead Sciences, Inc. (a)	3,000,000	125,970
IDEC Pharmaceuticals Corp. (a)	500,000	17,210
MedImmune, Inc. (a)	1,500,000	49,245
		343,492
Health Care Equipment & Supplies - 1.3%
Baxter International, Inc.	3,200,000	59,648
Boston Scientific Corp. (a)	1,200,000	48,912
Guidant Corp.	2,300,000	83,260
Medtronic, Inc.	9,700,000	437,664
St. Jude Medical, Inc. (a)	1,000,000	48,750
		678,234
Health Care Providers & Services - 3.4%
AmerisourceBergen Corp.	1,000,000	52,500
Cardinal Health, Inc.	13,540,336	771,393
HCA, Inc.	3,526,800	145,868
McKesson Corp.	642,100	16,008
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Tenet Healthcare Corp. (a)	1,981,700	$ 33,094
UnitedHealth Group, Inc.	8,603,300	788,665
		1,807,528
Pharmaceuticals - 10.4%
Abbott Laboratories	10,846,500	407,937
Allergan, Inc.	250,000	17,053
Bristol-Myers Squibb Co.	13,650,900	288,444
Eli Lilly & Co.	1,000,000	57,150
Forest Laboratories, Inc. (a)	3,000,000	161,910
Johnson & Johnson	18,920,200	1,094,912
Merck & Co., Inc.	23,141,700	1,267,702
Pfizer, Inc.	47,977,975	1,494,994
Pharmacia Corp.	4,332,800	187,610
Schering-Plough Corp.	13,275,900	236,709
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,000,000	41,650
Wyeth	10,328,500	390,624
		5,646,695
TOTAL HEALTH CARE		8,475,949
INDUSTRIALS - 7.8%
Aerospace & Defense - 0.7%
Honeywell International, Inc.	4,976,937	106,307
Lockheed Martin Corp.	4,100,000	194,955
Northrop Grumman Corp.	300,000	25,740
United Technologies Corp.	800,000	46,224
		373,226
Airlines - 0.0%
Southwest Airlines Co.	500,000	7,180
Building Products - 0.2%
Masco Corp.	5,665,200	105,486
Commercial Services & Supplies - 1.4%
Automatic Data Processing, Inc.	900,000	27,711
Cendant Corp. (a)	10,800,000	137,160
ChoicePoint, Inc. (a)	1,139,066	38,614
First Data Corp.	8,150,000	301,632
Ionics, Inc.	625,000	10,344
Manpower, Inc.	2,905,900	86,828
Paychex, Inc.	100,000	2,747
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Pitney Bowes, Inc.	812,600	$ 25,938
Republic Services, Inc. (a)	3,500,000	69,440
Total System Services, Inc.	1,261,500	19,755
		720,169
Electrical Equipment - 0.3%
Aura Systems, Inc. warrants 5/31/05 (a)	37	0
Emerson Electric Co.	3,232,400	146,589
		146,589
Industrial Conglomerates - 4.7%
3M Co.	1,715,320	223,043
General Electric Co.	75,238,400	1,918,579
Tyco International Ltd.	32,369,755	416,275
		2,557,897
Machinery - 0.5%
Illinois Tool Works, Inc.	3,760,000	218,644
Ingersoll-Rand Co. Ltd. Class A	1,568,850	60,542
Trivest 1992 Special Fund Ltd. (d)	26,600,000	532
		279,718
Road & Rail - 0.0%
CSX Corp.	500,000	14,260
TOTAL INDUSTRIALS		4,204,525
INFORMATION TECHNOLOGY - 11.2%
Communications Equipment - 1.6%
Cisco Systems, Inc. (a)	26,500,000	343,970
Motorola, Inc.	26,200,000	216,412
Nokia Corp. sponsored ADR	6,591,200	92,343
Nortel Networks Corp. (a)	2,000,000	4,160
QUALCOMM, Inc.	5,595,700	201,781
		858,666
Computers & Peripherals - 2.2%
Dell Computer Corp. (a)	15,300,000	417,843
EMC Corp. (a)	8,616,900	62,300
Hewlett-Packard Co.	8,500,000	132,175
International Business Machines Corp.	7,406,800	580,915
Sun Microsystems, Inc. (a)	6,300,200	20,539
		1,213,772
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - 0.4%
Agilent Technologies, Inc. (a)	3,698,526	$ 48,636
Flextronics International Ltd. (a)	3,325,000	28,994
Thermo Electron Corp. (a)	2,871,500	51,974
Waters Corp. (a)	5,073,600	107,357
		236,961
Internet Software & Services - 0.3%
Yahoo!, Inc. (a)	6,660,900	159,995
Semiconductor Equipment & Products - 2.3%
Analog Devices, Inc. (a)	3,607,732	99,213
Applied Materials, Inc. (a)	6,300,000	79,254
Intel Corp.	30,445,200	495,648
Intersil Corp. Class A (a)	769,700	11,977
KLA-Tencor Corp. (a)	2,100,000	75,478
Linear Technology Corp.	2,203,200	68,013
Maxim Integrated Products, Inc.	603,400	21,795
Micron Technology, Inc. (a)	6,234,000	50,745
Novellus Systems, Inc. (a)	1,000,000	27,270
Texas Instruments, Inc.	16,097,700	263,519
Xilinx, Inc. (a)	1,200,000	28,092
		1,221,004
Software - 4.4%
Adobe Systems, Inc.	4,638,600	143,008
Electronic Arts, Inc. (a)	1,354,100	79,404
Intuit, Inc. (a)	800,000	29,760
Microsoft Corp.	71,904,200	1,740,801
Oracle Corp. (a)	10,995,000	119,285
PeopleSoft, Inc. (a)	7,000,000	107,100
Siebel Systems, Inc. (a)	6,000,000	48,060
VERITAS Software Corp. (a)	7,475,000	131,411
		2,398,829
TOTAL INFORMATION TECHNOLOGY		6,089,227
MATERIALS - 1.3%
Chemicals - 0.6%
Dow Chemical Co.	3,100,000	85,591
E.I. du Pont de Nemours & Co.	5,000,000	194,300
Praxair, Inc.	500,000	28,175
		308,066
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Containers & Packaging - 0.0%
Packaging Corp. of America (a)	400,000	$ 7,204
Smurfit-Stone Container Corp. (a)	1,100,000	14,695
		21,899
Metals & Mining - 0.3%
Alcoa, Inc.	7,480,000	144,962
Paper & Forest Products - 0.4%
International Paper Co.	5,150,000	174,070
Weyerhaeuser Co.	1,000,000	47,830
		221,900
TOTAL MATERIALS		696,827
TELECOMMUNICATION SERVICES - 3.2%
Diversified Telecommunication Services - 2.6%
AT&T Corp.	5,337,996	86,476
BellSouth Corp.	13,803,100	299,113
Qwest Communications International, Inc. (a)	7,802,400	27,230
SBC Communications, Inc.	15,177,214	304,455
Verizon Communications, Inc.	20,033,004	708,167
		1,425,441
Wireless Telecommunication Services - 0.6%
AT&T Wireless Services, Inc. (a)	21,877,436	144,391
Nextel Communications, Inc. Class A (a)	4,000,000	53,560
Vodafone Group PLC sponsored ADR	7,264,500	132,359
		330,310
TOTAL TELECOMMUNICATION SERVICES		1,755,751
TOTAL COMMON STOCKS (Cost $45,894,049)		52,085,189
Nonconvertible Preferred Stocks - 0.0%

INFORMATION TECHNOLOGY - 0.0%
Computers & Peripherals - 0.0%
Ampex Corp. 8% non-cumulative (redeemable preferred)	827	645
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $1,290)		645
Money Market Funds - 3.9%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.37% (b) (Cost $2,130,718)	2,130,718,217	$ 2,130,718
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $48,026,057)		54,216,552
NET OTHER ASSETS - (0.1)%		(52,167)
NET ASSETS - 100%		$ 54,164,385

Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company
(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Trivest 1992 Special Fund Ltd.	7/2/92	$ 0
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $11,983,724,000 and $13,063,563,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,279,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $532,000 or 0.0% of net assets.

Income Tax Information
At March 31, 2003, the fund had a capital loss carryforward of approximately $4,133,221,000 of which $1,760,324,000 and $2,372,897,000 will expire on March 31, 2010 and 2011, respectively.
The fund intends to elect to defer to its fiscal year ending March 31, 2004 approximately $666,674,000 of losses recognized during the period November 1, 2002 to March 31, 2003.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)		March 31, 2003

Assets
Investment in securities, at value (including securities loaned of $201,278) (cost $48,026,057) - See accompanying schedule		$ 54,216,552
Receivable for investments sold		45,438
Receivable for fund shares sold		55,346
Dividends receivable		71,957
Interest receivable		1,845
Other receivables		88,694
Total assets		54,479,832

Liabilities
Payable for fund shares redeemed	$ 65,692
Accrued management fee	22,933
Other payables and accrued expenses	12,130
Collateral on securities loaned, at value	214,692
Total liabilities		315,447

Net Assets		$ 54,164,385
Net Assets consist of:
Paid in capital		$ 52,977,700
Undistributed net investment income		139,287
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,143,098)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,190,496
Net Assets, for 706,320 shares outstanding		$ 54,164,385
Net Asset Value and redemption price per share ($54,164,385 ÷ 706,320 shares)		$ 76.69
Maximum offering price per share (100/97.00 of $76.69)		$ 79.06

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Operations

Amounts in thousands		Year ended March 31, 2003

Investment Income
Dividends (including $518 received from affiliated issuers)		$ 914,584
Interest		51,792
Security lending		601
Total income		966,977

Expenses
Management fee Basic fee	$ 355,618
Performance adjustment	(11,213)
Transfer agent fees	123,854
Accounting and security lending fees	1,954
Non-interested trustees' compensation	249
Depreciation in deferred trustee compensation	(281)
Custodian fees and expenses	1,035
Registration fees	238
Audit	499
Legal	305
Miscellaneous	529
Total expenses before reductions	472,787
Expense reductions	(7,659)	465,128
Net investment income (loss)		501,849
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $410 on sales of investments in affiliated issuers)	(2,504,929)
Foreign currency transactions	232
Futures contracts	(329,092)
Total net realized gain (loss)		(2,833,789)
Change in net unrealized appreciation (depreciation) on: Investment securities	(16,564,931)
Assets and liabilities in foreign currencies	72
Total change in net unrealized appreciation (depreciation)		(16,564,859)
Net gain (loss)		(19,398,648)
Net increase (decrease) in net assets resulting from operations		$ (18,896,799)

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended March 31, 2003	Year ended March 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 501,849	$ 347,980
Net realized gain (loss)	(2,833,789)	(2,042,548)
Change in net unrealized appreciation (depreciation)	(16,564,859)	979,849
Net increase (decrease) in net assets resulting from operations	(18,896,799)	(714,719)
Distributions to shareholders from net investment income	(463,049)	(351,086)
Distributions to shareholders from net realized gain	-	(614,308)
Total distributions	(463,049)	(965,394)
Share transactions Net proceeds from sales of shares	7,979,720	10,076,570
Reinvestment of distributions	451,374	943,728
Cost of shares redeemed	(12,724,727)	(11,712,580)
Net increase (decrease) in net assets resulting from share transactions	(4,293,633)	(692,282)
Total increase (decrease) in net assets	(23,653,481)	(2,372,395)

Net Assets
Beginning of period	77,817,866	80,190,261
End of period (including undistributed net investment income of $139,287 and undistributed net investment income of $107,098, respectively)	$ 54,164,385	$ 77,817,866
Other Information Shares
Sold	96,247	96,493
Issued in reinvestment of distributions	5,327	8,457
Redeemed	(154,048)	(113,516)
Net increase (decrease)	(52,474)	(8,566)

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Years ended March 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 102.55	$ 104.50	$ 143.26	$ 129.75	$ 108.82
Income from Investment Operations
Net investment income (loss) C	.69	.45	.37	.59	.73
Net realized and unrealized gain (loss)	(25.91)	(1.14)	(34.17)	25.04	26.02
Total from investment operations	(25.22)	(.69)	(33.80)	25.63	26.75
Distributions from net investment income	(.64)	(.46)	(.27)	(.73)	(.67)
Distributions from net realized gain	-	(.80)	(4.69)	(11.39)	(5.15)
Total distributions	(.64)	(1.26)	(4.96)	(12.12)	(5.82)
Net asset value, end of period	$ 76.69	$ 102.55	$ 104.50	$ 143.26	$ 129.75
Total Return A, B	(24.65)%	(.76)%	(24.22)%	21.11%	25.63%
Ratios to Average Net Assets D
Expenses before expense reductions	.77%	.89%	.89%	.75%	.62%
Expenses net of voluntary waivers, if any	.77%	.89%	.89%	.75%	.62%
Expenses net of all reductions	.76%	.88%	.88%	.74%	.60%
Net investment income (loss)	.82%	.43%	.29%	.46%	.66%
Supplemental Data
Net assets, end of period (in millions)	$ 54,164	$ 77,818	$ 80,190	$ 109,095	$ 90,715
Portfolio turnover rate	21%	15%	24%	28%	37%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended March 31, 2003

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Magellan Fund (the fund) is a fund of Fidelity Magellan Fund (the trust) and is authorized to issue an unlimited number of shares. The fund is currently closed to new accounts. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market accordingly. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, partnerships, non-taxable dividends, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 12,817,705
Unrealized depreciation	(6,957,067)
Net unrealized appreciation (depreciation)	5,860,638
Undistributed ordinary income	125,942
Capital loss carryforward	(4,133,221)

Cost for federal income tax purposes	$ 48,355,914

The tax character of distributions paid was as follows:

	March 31, 2003	March 31, 2002
Ordinary Income	$ 463,049	$ 354,371
Long-term Capital Gains	-	611,023
Total	$ 463,049	$ 965,394

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .56% of the fund's average net assets.

Sales Load. For the period, Fidelity Distributors Corporation (FDC), an affiliate of FMR, received sales charges of $2,517 on sales of shares of the fund all of which was retained.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $52,143 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $7,659 for the period.

8. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Extended Stay America, Inc.	$ -	$ -	$ -	$ 59,182
Lafarge North America, Inc.	-	348	518	-
TOTALS	$ -	$ 348	$ 518	$ 59,182

Annual Report

Report of Independent Accountants

To the Trustees and Shareholders of Fidelity Magellan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Magellan Fund at March 31, 2003 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Magellan Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 8, 2003

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Members may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Magellan (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (48)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Name, Age; Principal Occupation
Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Name, Age; Principal Occupation
William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Advisory Board Members and Executive Officers:

Correspondence intended for Dr. Heilmeier may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
George H. Heilmeier (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Magellan Fund. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania.

Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Magellan Fund. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

John B. McDowell (44)

Year of Election or Appointment: 2002

Vice President of Magellan. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Robert E. Stansky (47)
Year of Election or Appointment: 1996 Vice President of Magellan. Prior to assuming his current responsibilities, Mr. Stansky managed a variety of Fidelity funds.
Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Magellan. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Magellan. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Magellan. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (44)

Year of Election or Appointment: 2003

Deputy Treasurer of Magellan. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (56)
Year of Election or Appointment: 1986 Assistant Treasurer of Magellan. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Magellan. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Magellan. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Magellan. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2004 of amounts for use in preparing 2003 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

6005 West Park Boulevard
Plano, TX 75093

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH2B
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
2300 Litton Lane - KH2GC
Hebron, KY 41048-9397

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
2300 Litton Lane - KH2GC
Hebron, KY 41048-9397

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Annual Report

Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company Quincy, MA

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

Capital Appreciation Fund

Contrafund®

Contrafund ® II

Disciplined Equity Fund

Dividend Growth Fund

Export and Multinational Fund

Fidelity Fifty ®

Fidelity Value Discovery Fund

Focused Stock Fund

Growth Company Fund

Independence Fund

Large Cap Stock Fund

Leveraged Company Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund®

OTC Portfolio

Small Cap Independence Fund

Small Cap Stock Fund

Stock Selector

Structured Large Cap Growth Fund

Structured Large Cap Value Fund

Structured Mid Cap Growth Fund

Structured Mid Cap Value Fund

Tax Managed Stock Fund

Trend Fund

Value Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

MAG-ANN-0503
1.702307.105